Exhibit 10.5
CME BV GUARANTEE

GUARANTEE, dated as of February 19, 2016 (as amended, supplemented or otherwise modified from time to time, this “Guarantee”), made by CME MEDIA ENTERPRISES B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “CME Subsidiary Guarantor”) in favor of BNP PARIBAS, as administrative agent (in such capacity, the “Administrative Agent”) for the lenders (the “Lenders”) party to the Credit Agreement, dated as of November 14, 2014, as amended by the First Amendment to the Credit Agreement, dated as of March 9, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“CME”), TIME WARNER INC., a Delaware corporation (“Time Warner”), as a guarantor, the Lenders and the Administrative Agent.
W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally made Loans (as defined below) to Borrower (as defined below) upon the terms and subject to the conditions set forth therein;
WHEREAS, in connection with that certain Second Amendment to the Credit Agreement, dated as of February 19, 2016 (the “Amendment”), the CME Subsidiary Guarantor shall execute and deliver this Guarantee to the Administrative Agent for the ratable benefit of the Lenders;
WHEREAS, the CME Subsidiary Guarantor has determined that its execution, delivery and performance of this Guarantee may reasonably be expected to benefit the CME Subsidiary Guarantor, directly or indirectly, and be in the interest of the CME Subsidiary Guarantor; and
WHEREAS, this Guarantee is the CME BV Guarantee as defined in and contemplated by the Amendment.
NOW, THEREFORE, in consideration of the premises, the CME Subsidiary Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:
1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(a)    As used herein, “Borrower” means CME (or a successor or assign permitted pursuant to Section 9.04 of the Credit Agreement).
(b)    As used herein, “Obligations” means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of Borrower to the Administrative Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement or any other Credit Document, in each case (x) whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and the Lenders that are required to be paid by Borrower pursuant to the terms of the Credit Agreement or any other Credit Document), and (y) whether or not allowed or allowable in any insolvency proceeding involving Borrower.

(c)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.
(d)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2. Guarantee.
(a)    The CME Subsidiary Guarantor hereby unconditionally, irrevocably and absolutely guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.
(b)    This Guarantee shall remain in full force and effect until all amounts owing to the Administrative Agent and the Lenders by Borrower on account of the Obligations are paid in full and the Lenders’ commitments, if any, to make Loans under the Credit Agreement are terminated.
(c)    The CME Subsidiary Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Guarantee for such purpose.
(d)    Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of the CME Subsidiary Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by the CME Subsidiary Guarantor under applicable laws relating to the insolvency of debtors.
(e)    No payment or payments made by Borrower, the CME Subsidiary Guarantor or any other Person or received or collected by the Administrative Agent or any Lender from Borrower, the CME Subsidiary Guarantor, or any other Person by virtue of any action or proceeding or any setoff or appropriation or payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the CME Subsidiary Guarantor hereunder who shall, notwithstanding any such payment or payments (other than payments made by the CME Subsidiary Guarantor in respect of the Obligations or payments received or collected from the CME Subsidiary Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of the CME Subsidiary Guarantor hereunder until the Obligations are paid in full and the Lenders’ commitments, if any, to make Loans under the Credit Agreement are terminated.
3. Right of Setoff. The CME Subsidiary Guarantor hereby authorizes each Lender at any time and from time to time when any amounts owed by Borrower under the Credit Agreement are due and payable and have not been paid (taking into account any applicable grace periods), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the CME Subsidiary Guarantor against any of and all of the obligations of the CME Subsidiary Guarantor to such Lender hereunder now or hereafter existing under the Credit Agreement or any other Credit Document whether or not such Lender has made any demand for payment. Each Lender shall notify the CME Subsidiary Guarantor promptly of any such setoff and the application made by such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

4. No Subrogation. Notwithstanding any payment or payments made by the CME Subsidiary Guarantor hereunder, or any setoff or application of funds of the CME Subsidiary Guarantor by any Lender, the CME Subsidiary Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the CME Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the CME Subsidiary Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by Borrower on account of the Obligations are paid in full and the Lenders’ commitments, if any, to make Loans under the Credit Agreement are terminated. If any amount shall be paid to the CME Subsidiary Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the CME Subsidiary Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the CME Subsidiary Guarantor, and shall, forthwith upon receipt by the CME Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by the CME Subsidiary Guarantor (duly indorsed by the CME Subsidiary Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
5. Amendments, etc. with Respect to the Obligations; Waiver of Rights. The CME Subsidiary Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the CME Subsidiary Guarantor, and without notice to or further assent by the CME Subsidiary Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, (b) the Obligations or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, (c) the Credit Agreement and any other Credit Document may be amended, modified, supplemented or terminated, in whole or in part, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

6. Guarantee Absolute and Unconditional. The CME Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between Borrower or the CME Subsidiary Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The CME Subsidiary Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower or the CME Subsidiary Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and performance and not of collection without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Credit Document, any of the Obligations, or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Borrower or any other Person against the Administrative Agent or any Lender, (c) whether or not any of the Obligations are from time to time reduced, or extinguished (other than pursuant to Section 2(b) above), whether or not recovery may be or hereafter become barred by any statute of limitations or otherwise, and despite any arrangement or composition entered into in connection with any bankruptcy or other proceeding or (d) any other circumstance whatsoever (with or without notice to or knowledge of Borrower or the CME Subsidiary Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower from the Obligations or of the CME Subsidiary Guarantor under this Guarantee, in bankruptcy or in any other instance. When making a demand hereunder or otherwise pursuing its rights and remedies hereunder against the CME Subsidiary Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrower, the CME Subsidiary Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from Borrower, the CME Subsidiary Guarantor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower, the CME Subsidiary Guarantor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the CME Subsidiary Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the CME Subsidiary Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or the CME Subsidiary Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or the CME Subsidiary Guarantor or any substantial part of Borrower’s or the CME Subsidiary Guarantor’s property, or otherwise, all as though such payments had not been made.
8. Payments. The CME Subsidiary Guarantor hereby agrees that payments hereunder will be paid to the Administrative Agent without setoff or counterclaim in the applicable Currency at the office of the Administrative Agent as designated by the Administrative Agent.
9. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into the Amendment and to induce the Lenders to make their respective extensions of credit to Borrower thereunder, the CME Subsidiary Guarantor hereby represents and warrants to the Administrative Agent and each Lender that the representations and warranties set forth in Article III of the Credit Agreement as they relate to the CME Subsidiary Guarantor as Credit Party are true and correct as of the Second Amendment Effective Date, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein.

10. Authority of Administrative Agent. The CME Subsidiary Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the CME Subsidiary Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the CME Subsidiary Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.
11. Effectiveness. This Guarantee shall become effective on the Second Amendment Effective Date as contemplated by Section 4 of the Amendment.
12. Notices. All notices, requests and demands to or upon the Administrative Agent or any Lender shall be effected in the manner provided in Section 9.01 of the Credit Agreement; any notice, request or demand to or upon the CME Subsidiary Guarantor shall be addressed to the CME Subsidiary Guarantor at its notice address set forth on Schedule 1 hereto.
13. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14. Integration. This Guarantee and the other Credit Documents represent the agreement of the CME Subsidiary Guarantor with respect to the subject matter hereof and there are no promises or representations by the CME Subsidiary Guarantor, the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents.
15. Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the CME Subsidiary Guarantor and the Administrative Agent; provided that any right, power or privilege of the Administrative Agent or the Lenders arising under this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent; provided further that no such amendment or waiver shall release the CME Subsidiary Guarantor from its obligations hereunder without the written consent of each Lender.
16. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the CME Subsidiary Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that the CME Subsidiary Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.

19. Enforcement Expenses; Indemnity. (a) The CME Subsidiary Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against the CME Subsidiary Guarantor under this Guarantee or otherwise enforcing or protecting any rights under this Guarantee and the other Credit Documents to which the CME Subsidiary Guarantor is a party, including, without limitation, the reasonable fees, charges and disbursements of any counsel for the Lenders and the Administrative Agent, as and to the extent provided in Section 9.03 of the Credit Agreement.
(b) The CME Subsidiary Guarantor shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Credit Documents or any agreement or instrument contemplated thereby, the performance by the CME Subsidiary Guarantor of its obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby or by the Credit Agreement, (ii) any Loan or the use of, or the proposed use of, the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the CME Subsidiary Guarantor, or any Environmental Liability related in any way to the CME Subsidiary Guarantor, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee (or a Related Party of such Indemnitee).
20. Counterparts. This Guarantee may be executed in any number of separate counterparts (including by facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
21. Acknowledgements. The CME Subsidiary Guarantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;
(b)    none of the Administrative Agent, Time Warner nor any Lender has any fiduciary relationship with or duty to the CME Subsidiary Guarantor arising out of or in connection with this Guarantee or any other Credit Document, and the relationship between the CME Subsidiary Guarantor, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the CME Subsidiary Guarantor and the Lenders.
22. GOVERNING LAW. THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
23. Jurisdiction; Consent to Service of Process. (a) The CME Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and the CME Subsidiary Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The CME Subsidiary Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)    The CME Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (a) of this Section. The CME Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    The CME Subsidiary Guarantor irrevocably consents to service of process in the manner provided for notices in Section 12 of this Guarantee. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.
24. WAIVER OF JURY TRIAL. THE CME SUBSIDIARY GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

CME MEDIA ENTERPRISES B.V.
By: /s/ Alphons van Spaendonck
Name: Alphons van Spaendonck
Title: Managing Director

By: /s/ Pan-Invest B.V.
Name: Pan-Invest B.V., represented by G. van den Berg
Title: Managing Director

SCHEDULE 1

Addresses for Notices

CME Media Enterprises B.V.
Piet Heinkade 55, Unit G-J
1019 GM Amsterdam
Netherlands
Facsimile: +31 (20) 4231404
Attention: Managing Director

With a copy to:

CME Media Services Limited
Kříženeckého náměstí 1078/5
152 00 Prague 5 Barrandov
Czech Republic
Facsimile:    + 420-242-464-483
Attention:    Legal Counsel